Exhibit 99.1

FOR IMMEDIATE RELEASE:

Investor Relations Contact:
Ann Southerland
601-898-4984, AnnSoutherland@BankPlus.net

Media Contact:
Rob Armour
601-898-4869, RobArmour@BankPlus.net

BancPlus Corporation Announces Quarterly Cash Dividend

RIDGELAND, MISSISSIPPI (July 22, 2020) – BancPlus Corporation, the holding company for BankPlus, today announced that on July 21, 2020, its Board of Directors declared a quarterly cash dividend of $0.35 per share of its common stock. The cash dividend will be paid on September 15, 2020, to shareholders of record as of the close of business on August 31, 2020.

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About BancPlus Corporation
BancPlus Corporation is the holding company of BankPlus. Founded in 1909, BankPlus is one of the Southeast’s premier regional banks serving consumers and businesses with the latest technology through a full suite of financial services, including retail banking, commercial banking, mortgage lending and wealth management. With over $4 billion in total assets, BankPlus operates 80 financial centers throughout Mississippi, Alabama and Louisiana. For more information about BankPlus, visit www.bankplus.net.

This press release contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995 about BancPlus Corporation (the “Company,” “we,” “us” or “our”). Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements are often, but not always, preceded by, followed by or otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of the Company’s management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements based on factors including, but not limited to: the effects of the COVID-19 pandemic on our business, financial conditions and results of operations and on our customers, our employees, our third-party service providers and the economy; our ability to adequately measure and limit our credit risk; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions; possible additional loan losses and impairment of the collectability of loans, particularly as a result of the policies and programs implemented by the Coronavirus Aid, Relief, and Economic Security Act, including its automatic loan forbearance provisions; our ability to successfully integrate State Capital Corp. and State Bank & Trust Company into our business; our ability to prudently manage our growth and execute our strategy; the composition of our management team and our ability to attract and retain key personnel; changes in management personnel; geographic concentration of our business within Mississippi and neighboring markets; our ability to attract and retain customers; increased competition in the financial services industry, particularly from regional and national institutions; further government restrictions on overdraft programs; failure of our risk management framework; systems failures, unauthorized access, cyber-crime and other threats to data security or interruptions involving our information technology and telecommunications systems or third-party servicers, particularly in light of widespread remote work arrangements due to the COVID-19 pandemic; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the markets in which we operate and in which our loans are concentrated, including declines in housing markets, an increase in unemployment levels and slowdowns in economic growth, including as a result of the COVID-19 pandemic; our ability to maintain our historical rate of growth; our ability to manage the risks associated with our growth and expansion through de novo branching; our ability to identify potential candidates for, consummate, and achieve synergies resulting from, potential future acquisitions; deterioration of our asset quality; changes in the value of collateral securing our loans; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; further government intervention in the U.S. financial system, particularly in response to the COVID-19 pandemic; compliance with governmental and regulatory requirements, including relating to banking, consumer protection, securities and tax matters; operational risks associated with our business; volatility and direction of market interest rates, including as a result of the COVID-19 pandemic; our ability to maintain important deposit customer relationships, our reputation or otherwise avoid liquidity risks; the obligations associated with being a public reporting company; the commencement and outcome of litigation and other legal proceedings against us or to which we may become subject; natural disasters and adverse weather, public health crises, acts of terrorism, outbreaks of hostilities or other international or domestic calamities, and other matters beyond our control; and other risks and uncertainties set forth in the Company’s filings with the U.S. Securities and Exchange Commission from time to time. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.